                                  POWER OF ATTORNEY

                          WITH RESPECT TO THE GLENBROOK LIFE
                           VARIABLE LIFE SEPARATE ACCOUNT A


    Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                  September 18, 1996
                                  --------------------
                                  Date




                                  /s/MARLA G. FRIEDMAN
                                  --------------------
                                  Marla G. Friedman
                                  Vice President

                                  POWER OF ATTORNEY

                          WITH RESPECT TO THE GLENBROOK LIFE
                           VARIABLE LIFE SEPARATE ACCOUNT A


    Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                  September 16, 1996
                                  --------------------
                                  Date




                                  /s/PETER H. HECKMAN
                                  --------------------
                                  Peter H. Heckman
                                  President, Chief Operating Officer
                                  and Director

                                  POWER OF ATTORNEY

                          WITH RESPECT TO THE GLENBROOK LIFE
                           VARIABLE LIFE SEPARATE ACCOUNT A


    Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                  September 16, 1996
                                  ------------------------
                                  Date




                                  /s/JOHN R. HUNTER
                                  ------------------------
                                  John R. Hunter
                                  Director

                                  POWER OF ATTORNEY

                          WITH RESPECT TO THE GLENBROOK LIFE
                           VARIABLE LIFE SEPARATE ACCOUNT A


    Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                  September 16, 1996
                                  ---------------------------
                                  Date




                                  /s/KEVIN R. SLAWIN
                                  ---------------------------
                                  Kevin R. Slawin
                                  Vice President